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                                                                      Exhibit 99
                                                                      ----------

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)



         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Opta Food Ingredients, Inc., a Deleware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 12, 2002               /s/ Arthur J. McEvily, Ph.D.
                                      ----------------------------
                                      Arthur J. McEvily, Ph.D.
                                      President and Chief Executive Officer
                                      (principal executive officer)



Dated:  August 12, 2002               /s/ Scott A. Kumf
                                      ----------------------------
                                      Scott A. Kumf
                                      Chief Operating Officer,
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)



         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.